Exhibit 99.1

EXECUTION COPY

VOTING AGREEMENT

               VOTING AGREEMENT (this “Agreement”), dated as of July 21, 2005, by and among EXPRESS SCRIPTS, INC., a Delaware corporation (“Parent”), PONY ACQUISITION CORPORATION, an Indiana corporation and a wholly owned subsidiary of Parent (“Sub”), and WILLIAM E. BINDLEY, individually (in such capacity, “Mr. Bindley”) and William E. Bindley Charitable Remainder Unitrust, dated May 14, 1997, William E. Bindley Grantor Retained Annuity Trust, dated February 13, 2003, William E. Bindley Grantor Retained Annuity Trust, dated February 3, 2004, William E. Bindley Grantor Retained Annuity Trust, dated February 9, 2005 and William E. Bindley Family Grantor Retained Annuity Trust, dated May 12, 2005 (collectively, “Trusts”, and together with Mr. Bindley, the “Shareholders”).

RECITALS

               WHEREAS, Parent, Sub and Priority Healthcare Corporation, an Indiana corporation (the “Company”), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”); capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement as entered into on the date hereof) providing for the merger of Sub with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

               WHEREAS, as of the date hereof, the Shareholders are the record and beneficial owner of the number of shares of Company Common Stock set forth on the signature page hereof beneath their names (the “Existing Shares” and, together with any shares of Company Common Stock acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, the “Shares”);

               WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that the Shareholders agree, and the Shareholders have agreed, to enter into this Agreement; and

               WHEREAS, the Shareholders and Parent desire to set forth their agreement with respect to the voting of the Shares in connection with the Merger Agreement and the Merger upon the terms and subject to the conditions set forth herein.

               NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

AGREEMENT

               1.   Agreement to Vote. (a) The Shareholders hereby agree that, from and after the date hereof and until this Agreement shall have been terminated in accordance with Section 6, at any meeting of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, the Shareholders shall vote (or cause to be voted) their Shares (i) in favor of approval of the Merger Agreement and the Merger and (ii) except as otherwise agreed to in writing in advance by Parent, against the following actions (other than the Merger Agreement and the Merger): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its subsidiaries; (B) a sale, lease or transfer of a material amount of assets of the Company or its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or its subsidiaries; (C)(1) any change in a majority of the Persons who constitute the Board of Directors of the Company; (2) any material amendment of the Company’s Articles of Incorporation or By-laws; or (3) any other action involving the Company or its subsidiaries which has the effect of impeding, interfering with, delaying, postponing, or impairing (A) the ability of the Company to consummate the Merger or (B) the transactions contemplated by this Agreement and the Merger Agreement. The Shareholders shall not enter into any agreement or understanding with any Person or entity prior to the termination of this Agreement to vote in any manner inconsistent herewith.

               (b)   EACH SHAREHOLDER HEREBY GRANTS TO, AND APPOINTS, PARENT, AND ANY DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH SHAREHOLDER’S IRREVOCABLE (UNTIL THE TERMINATION DATE OF THIS AGREEMENT) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE SHARES AS INDICATED IN CLAUSE (a) OF THIS SECTION 1. EACH SHAREHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH SHAREHOLDER WITH RESPECT TO THE SHARES.

               (c)   Except as set forth in clause (a) of this Section 1, the Shareholders shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the shareholders of the Company. In addition, nothing in this Agreement shall give Parent the right to vote any Shares at any meeting of the shareholders of the Company other than as provided in this Section 1.

               2.   Representations and Warranties of the Shareholders. Each Shareholder, severally, hereby represents and warrants to Parent and Sub as of the date hereof as follows:

     (a)   Authorization; Validity of Agreement; Necessary Action. Such Shareholder, in the case of Mr. Bindley, is an individual and a resident of the State of Florida, and in the case of each of the Trusts, is organized under the laws of the State of Indiana and has full power, authority, capability and is competent to execute and deliver this Agreement, to perform such Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Shareholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Shareholder and no other action or proceedings on the part of such Shareholder are necessary to authorize the execution and delivery by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby. This Agreement and the transactions contemplated hereby do not violate the trust instrument of any of the Trusts. This Agreement has been duly executed and delivered by such Shareholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent and Sub, constitutes a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar Laws affecting creditors rights generally from time to time in effect, and to general principles of equity, good faith and fair dealing, regardless whether in a proceeding at equity or at Law).

     (b)   Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the HSR Act, neither the execution, delivery or performance of this Agreement by such Shareholder nor the consummation by such Shareholder of the transactions contemplated hereby nor compliance by such Shareholder with any of the provisions hereof will (i) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not materially impair the ability of such Shareholder to consummate the transactions contemplated hereby), (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or any of such Shareholder’s properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Shareholder or any of such Shareholder’s properties or assets, except in the case of clauses (ii) and (iii) for violations, breaches or defaults, or rights of termination, amendment, cancellation or acceleration, which would not materially impair the ability of such Shareholder to consummate the transactions contemplated hereby.

     (c)   Shares. Such Shareholder’s Existing Shares are, and such Shareholder’s Shares on the Closing Date will be, owned beneficially and of record by such Shareholder. The Shareholder’s Existing Shares constitute all of the shares of Company Common Stock owned of record or beneficially by such Shareholder. All of such Shareholder’s Existing Shares are issued and outstanding and such Shareholder does not own, of record or beneficially, any warrants, options or other rights to acquire any shares of Company Common Stock. Such Shareholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of conversion, sole power to exercise dissenter’s rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Shareholder’s Existing Shares and will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of conversion, sole power to exercise dissenter’s rights and sole power to agree to all of the matters set forth in this Agreement, with respect to all of the Shareholder’s Shares on the Closing Date, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Such Shareholder has good and valid title to such Shareholder’s Existing Shares and at all times during the term hereof and on the Closing Date will have good and valid title to its Shares.

     (d)   Litigation. There is no action, suit, investigation, complaint or other proceeding pending against such Shareholder or, to the knowledge of such Shareholder, any other Person or, to the knowledge of such Shareholder, threatened against the Shareholder or any other Person that restricts in any material respect or prohibits (or, if successful, would restrict or prohibit) the exercise by any party of such party’s rights under this Agreement or the performance by any party of such party’s obligations under this Agreement.

     (e)   No Finder’s Fees. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder.

               3.   Representations and Warranties of Parent and Sub. Parent and Sub hereby represent and warrant to the Shareholders as of the date hereof as follows:

     (a)   Organization. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

     (b)   Corporate Authorization; Validity of Agreement; Necessary Action. Each of Parent and Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by its Board of Directors and the execution, delivery and performance by Sub of this Agreement and the consummation by Sub of the transactions contemplated hereby have been duly and validly authorized by its Board of Directors, and no other corporate action or proceedings on the part of Parent or Sub are necessary to authorize the execution and delivery by Parent or Sub of this Agreement, and the consummation by Parent or Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Sub, and, assuming this Agreement constitutes a valid and binding obligation of the Shareholders, constitutes valid and binding obligations of Parent and Sub, enforceable against them in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar Laws affecting creditors rights generally from time to time in effect, and to general principles of equity good faith and fair dealing, regardless whether in a proceeding at equity or at Law).

     (c)   Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the HSR Act, neither the execution, delivery or performance of this Agreement by Parent or Sub nor the consummation by Parent or Sub of the transactions contemplated hereby nor compliance by Parent or Sub with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of Parent or any of its Subsidiaries, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which Parent or Sub is a party or by which it or any of its properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent, any of its Subsidiaries or any of their properties or assets.

               4.   Further Agreements of Shareholders. (a) Each Shareholder, severally, hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to (i) sell, transfer, pledge, encumber, assign or otherwise dispose of, enforce or permit the execution of the provisions of any redemption agreement with the Company or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of such Shareholder’s Existing Shares, or any Shares acquired after the date hereof, or any interest in any of the foregoing, except to Parent; (ii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares, or any interest in any of the foregoing, except to Parent or Sub; or (iii) take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing such Shareholder’s obligations under this Agreement.

               (b)   Each Shareholder, severally, hereby irrevocably waives any rights to dissent from the Merger that such Shareholder may have.

               (c)   Each Shareholder, severally, agrees with, and covenants to, Parent that such Shareholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Shareholder’s Shares, unless such transfer is made in compliance with this Agreement. In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged and the Purchase Price shall be accordingly adjusted.

               (d)   Each Shareholder, severally, shall not, nor shall such Shareholder authorize or permit any investment banker, attorney or other advisor or representative of, such Shareholder to, directly or indirectly, (i) solicit, initiate or otherwise facilitate (including by way of furnishing information) or encourage the making by any Person of any Competing Transaction or (ii) participate in any discussions or negotiations regarding, or furnish to any Person (other than Parent) any information with respect to or in furtherance of, a Competing Transaction or any proposal that constitutes, or is likely to lead to, a Competing Transaction. From and after the date hereof, such Shareholder and all investment bankers, attorneys and other advisors and representatives of, such Shareholder shall cease doing any of the foregoing. Notwithstanding anything in this Agreement to the contrary, from and after the date hereof, such Shareholder shall promptly and within not more than 24 hours advise Parent orally and in writing of the receipt by such Shareholder (or any of the other entities or Persons referred to above) of any Competing Transaction, or any inquiry which is likely to lead to any Competing Transaction, the material terms and conditions of such Competing Transaction or inquiry, and the identity of the Person making any such proposal for a Competing Transaction or inquiry. Each Shareholder will keep Parent fully informed of the status and details of any such Competing Transaction or inquiry. Notwithstanding anything set forth above in this Section 4(d), nothing shall prevent William E. Bindley from taking any action or omitting to take any action solely in his capacity as a member of the Board of Directors of the Company.

               5.   Further Assurances. From time to time prior to the Closing, at any other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

               6.   Termination. This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become void and of no effect with no liabilities on the part of any party hereto upon the earliest of (a) the Effective Time and (b) termination of the Merger Agreement pursuant to Section 7.1, except (i) that the agreements contained in Section 18 shall survive the termination hereof and (ii) no such termination shall relieve any party of any liability or damages resulting from any breach by that party of this Agreement.

               7.   Costs and Expenses. All fees, costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses whether or not the transactions contemplated hereby are consummated.

               8.   Amendment and Modification. This Agreement may be amended, modified and supplemented in any and all respects only by written agreement of the parties hereto.

               9. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement shall survive the Effective Time.

               10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)   if to Parent or Sub, to:

Express Scripts, Inc.
13900 Riverport Drive
Maryland Heights, MO 63043
Attention: General Counsel
Telephone No.: (314) 770-1666
Telecopy No.: (314) 702-7120

with a copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3954
Attention: Gary I. Horowitz, Esq.
Telephone No.: (212) 455-2000
Telecopy No.: (212) 455-2502

(ii)   if to Shareholders, to:

William E. Bindley
Bindley Capital Partners
8909 Purdue Road
Indianapolis, IN 46268
Telephone No.: (317) 704-4162
Telecopy No. (317) 704-4612

with a copy to:

Baker & Daniels LLP
300 N. Meridian, Suite 2700
Indianapolis, IN 46204
Attention: James A. Aschleman
Telephone No.: (317) 237-1131
Telecopy No.: (317) 237-8431

               11. Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation”. The phrases “the date of this Agreement”, “the date hereof”, and terms of similar import, unless the context otherwise requires, shall be deemed to refer to July 21, 2005. As used in this Agreement, the terms “hereof”, “herein”, and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The parties have jointly participated in the negotiating and drafting of this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

               12. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

               13. Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

               14. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

               15. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to the remedy of specific performance of the terms hereof, in addition to any other remedy at law or equity.

               16. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Indiana without giving effect to the principles of conflicts of law thereof.

               17. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned Subsidiary of Parent; provided, however, that no such assignment shall relieve Parent from any of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

               18. Confidentiality. Each Shareholder, severally, agrees (i) to hold any non-public information regarding this Agreement and the Merger in strict confidence and (ii) except as required by law or legal process not to divulge any such non-public information to any third Person.

               19. Consent to Jurisdiction; Waiver of Jury Trial. (a) Each of the parties hereto:

     (i) consents to submit itself to the personal jurisdiction of (A) any Federal court located in the State of Indiana in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement to the extent such court would have subject matter jurisdiction with respect to such dispute and (B) the courts of the State of Indiana;

     (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court;

     (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts;

     (iv) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to a party at its address set forth in Section 10 or at such other address of which a party shall have been notified pursuant thereto;

     (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by Law or shall limit the right to sue in any other jurisdiction; and

     (vi) agrees to appoint an agent for service of process in Indiana.

               (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

               IN WITNESS WHEREOF, Parent and Sub have caused this Agreement to be signed by their respective officers or other authorized Person thereunto duly authorized and Shareholders have executed this Agreement, all as of the date first written above.

EXPRESS SCRIPTS, INC.

By:	/s/ George Paz

	Name:	George Paz
	Title:	President and Chief Executive Officer

PONY ACQUISITION CORPORATION

By:	/s/ George Paz

	Name:	George Paz
	Title:	President

WILLIAM E. BINDLEY

/s/ William E. Bindley

Number of Existing Shares:
Class A Common Stock: 4,715,816
Class B Common Stock: 80,377

WILLIAM E. BINDLEY CHARITABLE REMAINDER UNITRUST

By:	/s/ William E. Bindley

	Name:	William E. Bindley
	Title:	Trustee

Number of Existing Shares:
Class A Common Stock: 68,702
Class B Common Stock: 0

WILLIAM E. BINDLEY GRANTOR RETAINED ANNUITY TRUST, DATED FEBRUARY 13, 2003

By:	/s/ William E. Bindley

	Name:	William E. Bindley
	Title:	Trustee

Number of Existing Shares:
Class A Common Stock: 184,073
Class B Common Stock: 0

WILLIAM E. BINDLEY GRANTOR RETAINED ANNUITY TRUST, DATED FEBRUARY 3, 2004

By:	/s/ William E. Bindley

	Name:	William E. Bindley
	Title:	Trustee

Number of Existing Shares:
Class A Common Stock: 105,630
Class B Common Stock: 0

WILLIAM E. BINDLEY GRANTOR RETAINED ANNUITY TRUST, DATED FEBRUARY 9, 2005

By:	/s/ William E. Bindley

	Name:	William E. Bindley
	Title:	Trustee

Number of Existing Shares:
Class A Common Stock: 210,297
Class B Common Stock: 0

WILLIAM E. BINDLEY FAMILY GRANTOR RETAINED ANNUITY TRUST, DATED MAY 12, 2005

By:	/s/ William E. Bindley

	Name:	William E. Bindley
	Title:	Trustee

Number of Existing Shares:
Class A Common Stock: 200,000
Class B Common Stock: 0